                             PUT EXERCISE AGREEMENT


         It is hereby agreed as of this _____ day of February, 2000 among the undersigned, in connection with the Put described in Sections 11.1, 11.2, 11.3 and 11.4 of Subscription Agreements dated on or about July 20, 1999 ("Subscription Agreements") between Antra Holdings Group, Inc. (the "Company") and each of the Subscribers identified on Schedule A hereto ("Subscribers"), that each of the undersigned consents to the acceleration in part of the exercise by the Company and an increase in the amount of the Put to that amount of the aggregate Put Notes ("Put Notes") set forth on Schedule A hereto. For clarification, the parties agree that the amount of the Put being accelerated, increased and exercised hereby by the Company shall be an aggregate of $1,300,000.

         The Subscribers are granted all the rights, remedies, liquidated damages and indemnification granted to the Subscribers in connection with the Notes purchased by the Subscribers pursuant to the Subscription Agreements, including but not limited to, the rights and procedures set forth in Sections 9.1, 9.2, 9.3, 9.5, 9.6 of the Subscription Agreements, the registration rights and liquidated damages described in Section 10 of the Subscription Agreements and the security interest described in Section 13(g) of the Subscription Agreements.

         The Subscribers waive the contingency described in Section 11.1(b)(i) of the Subscription Agreement with respect to the portion of the Put being exercised hereby. However, it shall be deemed an occurrence of a Non-Registration Event if all the Company Shares and Common Stock components of the Securities and Put Securities (as defined in the Subscription Agreement) are not included in a registration statement as described in Section 10.1(iv) of the Subscription Agreement, declared effective on or before March 15, 2000.

         The Company represents and warrants the continuing truth and accuracy of all of the Company's representations, warranties, and reaffirms the Company's undertakings set forth in the Subscription Agreements, as of the date hereof (which shall be deemed the Put Date) and as of the date the purchase price of the Put Notes is transmitted to the Company (the "Put Closing Date").

         The Company further represents and warrants that except as described above, all contingencies and conditions required for the exercise of the Put will have been satisfied as of the Put Date and Put Closing Date.

         The term Note as employed in Section 9.5 of the Subscription Agreement shall be deemed also to refer to Put Note.

         The Subscriber shall have the right to allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be allocated to the 9.9% amount described in Section 9.5 of the Subscription Agreement and similar restrictive agreements and which shall be allocated to the excess above 9.99%.

         The Placement Agents identified on Schedule B hereto will receive the cash portion of the Put Commissions (as defined in Section 11.4 of the Subscription Agreements) and the number of the Company's common stock purchase warrants which shall be deemed to be the Put Warrants in the amounts designated on Schedule B hereto.

         Nothing herein shall constitute a waiver of any of the Subscriber's rights set forth in any agreement or document prior to the date hereof.

         The Company acknowledges that the Put Notes issued prior to the date hereof and the Put Notes described herein are, among others, "Obligations" as that term is defined in a Security Agreement dated July 20, 1999 among the Company, Subscribers and a Collateral Agent.

         This Put Exercise Agreement may be executed in any number of counterparts and on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Put Exercise Agreement. This Put Exercise Agreement may be executed by facsimile transmission.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Put Exercise Agreement as of the date first written above.



                                      ----------------------------------------
                                      ANTRA HOLDINGS GROUP, INC.



                                      ----------------------------------------
                                      AUSTOST ANSTALT SCHAAN



                                      ----------------------------------------
                                      BALMORE FUNDS, S.A.



                                      ----------------------------------------
                                      BERKELEY GROUP LTD.



                                      ----------------------------------------
                                      NESHER, INC.



                                      ----------------------------------------
                                      UNITED SECURITIES SERVICES, INC.



                                      ---------------------------------------
                                      ELLIS ENTERPRISES, LTD.

                                   SCHEDULE A



================================================================================
SUBSCRIBER                                                 PRINCIPAL NOTE AMOUNT
--------------------------------------------------------------------------------

AUSTOST ANSTALT SCHAAN                                     $540,410.00
7440 Fuerstentum
Lichenstein, Landstrasse 163
Fax: 011-431-534532895
--------------------------------------------------------------------------------
BALMORE FUNDS S.A.
P.O. Box 4603                                              $540,410.00
Zurich, Switzerland
Fax: 011-411-201-6262
--------------------------------------------------------------------------------
BERKELEY GROUP LTD.                                        $ 93,990.00
P.O. Box N-1836
Suite A-096
Nassau, Bahamas
Fax: 415-449-3490
--------------------------------------------------------------------------------
NESHER, INC.                                               $ 62,660.00
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax: 011-972-36120639
--------------------------------------------------------------------------------
UNITED SECURITIES SERVICES, INC.                           $ 46,930.00
135 West 50th Street
New York, New York
Fax: 212-541-4410
--------------------------------------------------------------------------------
ELLIS ENTERPRISES, LTD.                                    $ 15,600.00
42A Waterloo Road
London, England
NW2, 7UF
Fax: 011-441-014509004
--------------------------------------------------------------------------------
TOTAL                                                      $1,300,000.00
================================================================================

                      SCHEDULE B - PUT COMMISSION SCHEDULE


================================================================================
                                                                  PLACEMENT
PLACEMENT AGENT                          CASH COMMISSION          WARRANTS
--------------------------------------------------------------------------------
LIBRA FINANCE S.A.                       $ 43,228.00
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
--------------------------------------------------------------------------------

HYETT CAPITAL LTD.                       $ 16,759.00
1510 51st Street
Brooklyn, New York 11219
Fax: 718-972-6196
--------------------------------------------------------------------------------

INTERNATIONAL GLOBAL                     $ 65,000.00                220,000
COMMUNICATIONS, INC.
142 Mineola Avenue, Suite 2D
Roslyn Heights, New York
Fax: 212-643-1998
--------------------------------------------------------------------------------

J. HAYUT                                 $ 26,000.00
1116 Potomac Road
Atlanta, GA 30338
Fax: 404-636-0501
--------------------------------------------------------------------------------
ELLIS ENTERPRISES, LTD.                  $    627.00
42A Waterloo Road
London, England
NW2, 7UF
Fax: 011-441-014509004
--------------------------------------------------------------------------------
TALBIYA B. INVESTMENTS, INC.             $  4,386.00
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax: 011-972-36120639
--------------------------------------------------------------------------------

TOTALS                                   $156,000.00               2,433,333
================================================================================